UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016 (September 30, 2016)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2016, Flowers Foods, Inc. (the “Company”) and Flowers Finance II, LLC (the “Borrower”), a special purpose vehicle that is owned indirectly by the Company, entered into an amendment (the “Amendment”) to the Company’s existing $200 million receivables loan, security and servicing agreement, dated July 17, 2013, with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, as administrative agent and facility agent, and certain financial institutions from time to time party thereto (the “Loan and Security Agreement”), as amended by the First Amendment, dated as of August 7, 2014, by and among the Borrower, the Company, Nieuw Amsterdam Receivables Corporation and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, as administrative agent and facility agent, the Second Amendment, dated as of December 17, 2014, by and among the Borrower, the Company, Nieuw Amsterdam Receivables Corporation and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank,” New York Branch, as administrative agent and facility agent, and the Third Amendment, dated as of August 20, 2015, by and among the Borrower, the Company, Nieuw Amsterdam Receivables Corporation and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank,” New York Branch, as administrative agent and facility agent. Under the terms of the Loan and Security Agreement and related receivables sales agreements (collectively, the “Asset Securitization Facility”), certain affiliates of the Company will sell, on an ongoing basis, specified trade receivables to the Borrower and the Borrower will acquire such trade receivables in whole and/or part through loans received under the Loan and Security Agreement. The Amendment (i) extends the term by one year and (ii) makes certain other conforming amendments.

The Company has other relationships, including financial advisory and banking, with some parties to the Loan and Security Agreement and the Asset Securitization Facility.

A copy of the Amendment is filed as Exhibit 10.1 hereto. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Receivables Loan, Security and Servicing Agreement, dated as of September 30, 2016, among Flowers Finance II, LLC, Flowers Foods, Inc., Nieuw Amsterdam Receivables Corporation B.V., Coöperatieve Rabobank U.A., as facility agent for certain lenders, PNC Bank, National Association, as facility agent for certain lenders, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent, and certain financial institutions from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Executive Vice President and Chief Financial Officer

Date: October 3, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Fourth Amendment to Receivables Loan, Security and Servicing Agreement, dated as of September 30, 2016, among Flowers Finance II, LLC, Flowers Foods, Inc., Nieuw Amsterdam Receivables Corporation B.V., Coöperatieve Rabobank U.A., as facility agent for certain lenders, PNC Bank, National Association, as facility agent for certain lenders, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent, and certain financial institutions from time to time party thereto.

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